Exhibit 10.4


                            HERSHEY FOODS CORPORATION

                          Broad Based Stock Option Plan

                  (Amended and Restated as of August 19, 2002)

         1.  ESTABLISHMENT AND PURPOSE

         The purpose of the Broad Based Stock Option Plan (the "Plan") is to provide to participating employees of Hershey Foods Corporation (the "Corporation") and its subsidiaries (as defined below), upon whose efforts the Corporation is dependent for the successful conduct of its business, an incentive to continue and increase their efforts as employees and to remain in the employ of the Corporation and its subsidiaries. To accomplish this purpose, the Corporation's Board of Directors ("Board") has authorized the Compensation and Executive Organization Committee of the Board (the "Committee") to grant, from time to time in its sole discretion and in accordance with the Plan, options ("Options") to purchase shares of the Corporation's Common Stock, $1.00 par value (the "Common Stock").

         2.  STOCK SUBJECT TO THE PLAN

         The aggregate number of shares of Common Stock for which Options may be granted pursuant to this Plan is two million (2,000,000), subject to adjustment in accordance with Paragraph 11 below. The shares of Common Stock issued upon exercise of Options granted under this Plan may be either authorized but unissued shares, treasury shares held by the Corporation or any direct or indirect subsidiary thereof, or shares acquired by the Corporation through open market purchases (whether made before or after the exercise of the Options) or otherwise. In addition to the shares of Common Stock actually issued or distributed upon exercise of Options granted under the Plan, there shall be deemed to have been issued a number of shares equal to the number of shares of Common Stock in respect of which optionees utilize the manner of exercise of, and payment for, Options as provided in Paragraph 5(e)(iii) of the Plan. If, for any reason, any Option granted under the Plan expires or terminates or is forfeited or surrendered, the number of shares of Common Stock for which such Option was granted shall be disregarded in determining whether the aggregate number of shares of Common Stock for which Options may be granted has been reached.

         3.  ADMINISTRATION

         The Plan shall be administered by the Committee or any successor committee appointed by the Board. The Committee may adopt such rules and regulations as it deems useful in governing its affairs. Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote at a Committee meeting or written consent of all Committee members.

         Subject to the terms and conditions of the Plan, the Committee shall have authority: (i) to construe and interpret Plan provisions; (ii) to define the terms used in the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to determine the terms,



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conditions,  form and amount of grants, including conditions upon and provisions for vesting, exercise and acceleration of any grants; and (v) to make all other determinations necessary or advisable for the administration and operation of the Plan. The Committee shall have the right to impose varying terms and conditions with respect to each grant or award. All determinations and interpretations made by the Committee shall be final, binding and conclusive on all Participants and on their legal representatives and beneficiaries.

         Any dispute or disagreement which shall arise under, as a result of, or in any way relate to the interpretation, construction or administration of the Plan or the Options granted hereunder shall be determined in all cases by the procedures established by the Plan, as amended or supplemented by the Committee. All disputes or disagreements shall be initially submitted to the Vice President of Human Resources of the Corporation for resolution. The Participant or his legal representative or beneficiary will submit to the Vice President of Human Resources a summary of the dispute and all materials supporting his or her position on the matter. The Corporation will also submit materials to support its position on the matter. The Vice President of Human Resources shall render a decision in writing within thirty (30) days of the receipt of the submissions by both parties. Participant or the Corporation may appeal the decision of the Vice President of Human Resources to the Committee, but such appeal must be submitted to the Committee within fifteen (15) calendar days of the decision by the Vice President of Human Resources. The Committee will review the material submitted by the parties to the Vice President of Human Resources and any additional material the parties may wish to submit to support their position. The Committee will render its decision in writing by the later of forty-five (45) calendar days of its receipt of the submissions by both parties or the next regularly scheduled meeting of the Committee following the receipt of the submissions. The decision by the Committee shall be final, binding and conclusive for all purposes.

         4.  ELIGIBILITY AND PARTICIPATION

         With regard to the initial grant of Options under the Plan to be made by the Committee at its January 7, 1997 meeting (the "Initial Grant"), the following employees are eligible to participate in the Plan: (i) employees of the Corporation; (ii) employees of any U.S., Canadian, or Mexican wholly-owned subsidiary, and employees of Hershey Japan Company, Ltd, a subsidiary of Hershey International Ltd., Hershey Corporation ZAO, a subsidiary of Hershey Holding Corporation, and employees of the Corporation's representative offices in Russia and China (each called a "Subsidiary Corporation" and collectively called the "Subsidiary Corporations"), provided they were full-time employees of the Corporation or a Subsidiary Corporation on December 3, 1996. Full-time employees who were on paid or unpaid leave of absence, layoff, or disability on December 3, 1996 are eligible to participate in the Initial Grant provided they performed at least one hour of work for the Corporation during 1996. In addition to the employees described in the first two sentences of this Paragraph 4, an employee of the Corporation on December 3, 1996 shall be eligible for participation in the Initial Grant if such individual performed at least one hour of work for the Corporation, or any Subsidiary Corporation, as an employee in 1996 and in five
(5) of the six (6) years 1990 through 1995. Notwithstanding any other provision of this Paragraph 4, no individual who (i) as of December 3, 1996 was a temporary employee (as defined in the Corporation's Human Resources Policy Manual) of the Corporation; (ii) as of December 3, 1996 was a leased employee (as hereinafter defined); or (iii) on January 7, 1997 is eligible to receive a stock option grant under


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the  Corporation's  Key Employee  Incentive  Plan ("KEIP") shall be eligible for participation in the Initial Grant. For purposes of the Initial Grant, a "leased employee" shall be defined as an employee of an entity other than the Corporation, or any Subsidiary Corporation, who performs services for the Corporation, or any Subsidiary Corporation, on a short- or long-term basis and who, in the performance of such services, may (but need not) be under the primary direction or control of the Corporation, or any Subsidiary Corporation. Persons who would otherwise be classified as "leased employees" under Section 414(n) of the Internal Revenue Code of 1986, or any successor provision, shall, without limitation of the immediately preceding sentence and for purposes of the Initial Grant, be deemed "leased employees."

         In the event that the Committee elects, in its sole discretion, to grant Options at any time following the Initial Grant, it shall prescribe eligibility criteria for each such grant at the time of the grant, provided however, that in each such case, temporary employees, leased employees, and employees who on the date of the grant are eligible to receive stock options under the Corporation's KEIP shall not be eligible to participate in the grant.

         Any employee meeting the eligibility criteria established pursuant to this Paragraph 4 for the Initial Grant or any subsequent grant, or the estate of such employee if deceased, shall, for the purposes of such grant, be hereinafter referred to as a "Participant."

         5.  TERMS OF GRANT

         The Initial Grant and any other option grants which may be made by the Committee shall be subject to the following terms and conditions, as well as such additional consistent terms and conditions as the Committee may establish at the time of such grant:

             (a) The exercise price per share with respect to each Option shall be determined by the Committee in its sole discretion, but shall not be less than 100% of the Fair Market Value of the Common Stock as of the date of the grant of the Option. As used in the Plan (unless a different method of calculation is required by applicable law, and except as otherwise specifically provided in any Plan provision), "Fair Market Value" on or as of any date shall mean (i) the closing price of the Common Stock as reported in the New York Stock Exchange Composite Transactions Report (or any other consolidated transactions reporting system which subsequently may replace such Composite Transactions Report) for the New York Stock Exchange trading day immediately preceding such date, or if there are no sales on such date, on the next preceding day on which there were sales, or (ii) in the event that the Common Stock is no longer listed for trading on the New York Stock Exchange, an amount determined in accordance with standards adopted by the Committee.

             (b) Options granted under the Plan shall be exercisable for such periods as shall be provided by the Committee at the time of granting, but in no event shall any Option granted extend for a period in excess of ten (10) years from the date of grant.

             (c) Unless otherwise provided by the Committee, no Option granted hereunder may be exercised during the first five (5) years after the date of grant by the Committee.


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             (d) Exercise of an Option shall be accomplished in the form and manner established by the Committee.

             (e) The purchase price upon exercise of any Option shall be paid in full by the Participant to the Corporation by making payment either (i) in cash, or (ii) in a simultaneous exercise of the Option and sale of the shares thereby acquired pursuant to a brokerage arrangement approved in advance by the Committee to assure its conformity with the terms and conditions of the Plan, or
(iii) by a combination of (i) and (ii).

         6.  VESTING

             (a) All Options granted under this Plan shall have a five (5) year vesting requirement and shall be subject to such other vesting terms and conditions as the Committee shall prescribe in the grant. With regard to the Initial Grant a Participant must (i) perform at least one hour of work for the Corporation or a Subsidiary Corporation during each of the years 1997 through 2001 and (ii) be a full-time or part-time employee of the Corporation or a Subsidiary Corporation or a Chocolate World Flex Force Employee (as defined in the Human Resources Policy Manual) on January 6, 2002 in order to satisfy this vesting requirement. Participants who retire under a retirement plan of the Corporation or terminate employment after attaining age 55 ("retire" or "retirement"), die or become disabled on or after December 4, 1996, but before the close of business on January 6, 2002, shall not forfeit their Options under the Initial Grant, but shall maintain such rights in the Options to the extent set forth in Paragraph 7(b) below.

             (b) Notwithstanding any other provision of the Plan or of the terms and conditions of any grant of Options hereunder, upon the occurrence of a Change in Control, each outstanding and unexpired Option held by a Participant who is an employee of the Corporation or any Subsidiary Corporation or who retired, died or became disabled while employed by the Corporation or any Subsidiary Corporation shall become fully vested and exercisable notwithstanding any vesting schedule or installment schedule relating to the exercisability of such Option established at the time of the grant of the Option.

             (c) For purposes of this Plan, a "Change in Control" means:

                (1) Individuals who, on December 3, 1996, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to December 3, 1996, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by specific vote or by approval of the proxy statement of the Corporation in which such person is named as nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest (as described in Rule 14a-11 under the Exchange Act) ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of any person (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Section 13(d)(3) and 14(d)(2) of the Exchange Act) ("Person") other than the Board ("Proxy Contest"), including by


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          reason  of any  agreement  intended  to avoid or settle  any  Election
          Contest or Proxy Contest, shall be deemed an Incumbent Director; and provided further, however, that a director who has been approved by the Hershey Trust while it beneficially owns more than 50% of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Power") shall be deemed to be an Incumbent Director; or

                (2) The acquisition or holding by any Person of beneficial ownership (within the meaning of Section 13(d) under the Exchange Act and the rules and regulations promulgated thereunder) of shares of the Common Stock and/or the Class B Common Stock of the Corporation representing 25% or more of either (i) the total number of then outstanding shares of both Common Stock and Class B Common Stock of the Corporation (the "Outstanding Corporation Stock") or (ii) the Outstanding Corporation Voting Power; provided that, at the time of such acquisition or holding of beneficial ownership of any such shares, the Hershey Trust does not beneficially own more than 50% of the Outstanding Corporation Voting Power; and provided, further, that any such acquisition or holding of beneficial ownership of shares of either Common Stock or Class B Common Stock of the Corporation by any of the following entities shall not by itself constitute such a Change in Control hereunder: (i) the Hershey Trust; (ii) any trust established by the Corporation or by any Subsidiary Corporation for the benefit of the Corporation and/or its employees or those of a Subsidiary Corporation or by any Subsidiary Corporation for the benefit of the Corporation and/or its employees or those of a Subsidiary Corporation; (iii) any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Subsidiary Corporation; (iv) the Corporation or any Subsidiary Corporation; or
          (v) any underwriter temporarily holding securities pursuant to an offering of such securities; or

                (3) The approval by the stockholders of the Corporation of any merger, reorganization, recapitalization, consolidation or other form of business combination (a "Business Combination") if, following consummation of such Business Combination, the Hershey Trust does not beneficially own more than 50% of the total voting power of all outstanding voting securities of (x) the surviving entity or entities (the "Surviving Corporation") or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities eligible to elect directors of the Surviving Corporation; or

                (4) The approval by the stockholders of the Corporation of (i) any sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation (the "Acquiring Corporation") if, following consummation of such sale or other disposition, the Hershey Trust beneficially owns more than 50% of the total voting power of all outstanding voting securities eligible to elect directors (x) of the Acquiring Corporation or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities eligible to elect directors of the Acquiring Corporation, or (ii) a liquidation or dissolution of the Company.


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         For purposes of this Plan, "Hershey Trust" means either or both of (a)
the Hershey Trust Company, a Pennsylvania corporation, as Trustee for the Milton Hershey School, or any successor to the Hershey Trust Company as such trustee, and (b) the Milton Hershey School, a Pennsylvania not-for-profit corporation.

             (d) For purposes of this Plan, a "Potential Change in Control" means:

                (1) The Hershey Trust by action of any of the Board of Directors of Hershey Trust Company; the Board of Managers of Milton Hershey School; the Investment Committee of the Hershey Trust; and/or any of the officers of Hershey Trust Company or Milton Hershey School (acting with authority) undertakes consideration of any action the taking of which would lead to a Change in Control as defined herein, including, but not limited to consideration of (i) an offer made to the Hershey Trust to purchase any number of its shares in the Corporation such that if the Hershey Trust accepted such offer and sold such number of shares in the Corporation the Hershey Trust would no longer have more than 50% of the Outstanding Corporation Voting Power, (ii) an offering by the Hershey Trust of any number of its shares in the Corporation for sale such that if such sale were consummated the Hershey Trust would no longer have more than 50% of the Outstanding Corporation Voting Power, or (iii) entering into any agreement or understanding with a person or entity that would lead to a Change in Control; or

                (2)  The Board  approves a transaction  described in subsection
          (2), (3) or (4) of the definition of a Change in Control contained in subparagraph (c) of Paragraph 6 hereof.

             (e) In the event that a transaction which would constitute a Change in Control if approved by the stockholders of the Corporation is to be submitted to such stockholders for their approval, each Participant who is an employee and who holds an Option granted under the Plan at the time scheduled for the taking of such vote, whether or not then exercisable, shall have the right to receive a notice at least ten (10) business days prior to the date on which such vote is to be taken. Such notice shall set forth the date on which such vote of stockholders is to be taken, a description of the transaction being proposed to stockholders for such approval, a description of the provisions of subparagraph
(b) of Paragraph 6 of the Plan and a description of the impact thereof on such Participant in the event that such stockholder approval is obtained. Such notice shall also set forth the manner in which and price at which all Options then held by each such Participant could be exercised upon the obtaining of such stockholder approval.

         7.  TERMINATION OF EMPLOYMENT

         Upon termination of the employment with the Corporation of any Participant, such Participant's rights with respect to any Options granted under this Plan shall be as follows:

             (a) In the event that the participant is terminated or discharged by the Corporation for any reason, except as to and the extent provided otherwise by the Committee in writing and except as provided below after the occurrence of a Change in Control, the


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participant's  rights and interests under the Plan shall  immediately  terminate upon notice of termination of employment.

         Upon the occurrence of a Potential Change in Control and for a period of one (1) year thereafter, the following special provision and notice requirement shall be applicable in the event of the termination of the employment of any participant holding an Option under the Plan: (i) in no event may a notice of termination of employment be issued to such a participant unless at least ten (10) business days prior to the effective date of such termination, the participant is provided with a written notice of intent to terminate the participant's employment which sets forth in reasonable detail the reason for such intent to terminate, the date on which such termination is to be effective, and a description of the participant's rights under this Plan and under the agreements granting such Option or Options, including the fact that no such Option may be exercised after such termination has become effective and the manner, extent and price at which all Options then held by such participant may be exercised; and (ii) such notice of intent to terminate a participant's employment shall not be considered a "notice of termination of employment" for purposes of the first sentence of this Paragraph 7(a). This Paragraph 7(a) is intended only to provide for a requirement of notice to terminate upon the occurrence of the events set forth herein and shall not be construed to create an obligation of continued employment or a contract of employment in any manner or to otherwise affect or limit the Corporation's ability to terminate the employment of any participant holding an Option under the Plan.

         Upon the occurrence of a Change in Control and for a period of two (2) years thereafter, in the event of the termination of a participant's employment by the Corporation for any reason other than for Cause (as defined below) or by the participant for Good Reason (as defined below), such participant shall have one (1) year from the date of termination of employment to exercise such Option or until the date of expiration of the Option, if earlier. In addition, all restrictions and limitations on the exercise of such Option or the sale of shares of Common Stock purchased pursuant to exercise of an Option relating to minimum stockholding requirements shall immediately terminate upon the occurrence of a Change in Control.

         For purposes of this Plan, "Cause" means, with respect to a participant who is covered under the Hershey Foods Corporation Employee Benefits Protection Plan (Group 2), the Hershey Foods Corporation Executive Benefits Protection Plan (Group 3), or the Hershey Foods Corporation Executive Benefits Protection Plan (Group 3A), "cause" as defined in the plan applicable to such participant, and with respect to all other participants, means (a) the willful and continued failure of an employee to substantially perform the employee's duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the employee by the employee's supervisor which specifically identifies the manner in which the employee's supervisor believes that the employee has not substantially performed the employee's duties; or (b) the willful engaging by the employee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Corporation. For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of the employee, shall be considered "willful" unless it is done, or omitted to be done, by the employee in bad faith or without reasonable belief that the employee's action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or with the approval of a senior officer of the Corporation or the employee's superior or based upon the advice


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of counsel for the  Corporation  shall be  conclusively  presumed to be done, or omitted to be done, by the employee in good faith and in the best interests of the Corporation.

         For purposes of this Plan, "Good Reason" means, with respect to a participant who is covered under the Hershey Foods Corporation Employee Benefits Protection Plan (Group 2), the Hershey Foods Corporation Executive Benefits Protection Plan (Group 3), or the Hershey Foods Corporation Executive Benefits Protection Plan (Group 3A), "good reason" as defined therein, and with respect to all other participants, means "good reason" as defined in the Hershey Foods Corporation Amended and Restated Severance Benefits Plan as in effect immediately prior to the Change in Control.

             (b) If a Participant's employment with the Corporation terminates as a result of his or her becoming disabled (in which event termination will be deemed to occur on the date of such determination), or as a result of retirement or death, Participant or his or her estate shall continue to be a Participant in the Plan and may, for a period of up to five (5) years from the date of disability, death or retirement, exercise such Options pursuant to the terms of this Plan. With regard to the Initial Grant, any Participant whose employment with the Corporation terminates in a manner described in this Paragraph 7(b) during the period beginning December 4, 1996, and ending with the close of business on January 31, 1997, shall have the right to exercise Options which have vested under the Plan until the close of trading on the New York Stock Exchange on January 31, 2002. Any provision of this Paragraph 7(b) to the contrary notwithstanding, no Option granted pursuant to this Plan shall be capable of being exercised prior to its becoming vested, or following its expiration date.

             (c) In the event that a Participant resigns from employment with the Corporation, the Participant's rights and interests under the Plan shall immediately terminate upon such resignation; provided, however, that the Committee shall have the absolute discretion to review the reasons and circumstances of the resignation and to determine whether, alternatively, and to what extent, if any, the Participant may continue to hold any rights or interests under the Plan.

             (d) A transfer of a Participant's employment without an intervening period from the Corporation to a Subsidiary Corporation or vice versa, or from one Subsidiary Corporation to another, shall not be deemed a termination of employment. A Participant's transfer to a non-participating Subsidiary Corporation shall also not be deemed a termination of employment for purposes of this section. The sale of a participating or non-participating Subsidiary Corporation shall, unless the Committee determines otherwise, be deemed a termination of the Participant's employment under paragraph 7(c) above and employees of such subsidiary shall no longer be deemed eligible to participate in the Plan and must exercise their Options (if vested) prior to the sale. Options which are not vested at the time of sale will be terminated. Any provision of this Paragraph 7(d) to the contrary notwithstanding, with respect to the Initial Grant, any Participant who, on the date of the sale of a participating or non-participating Subsidiary Corporation, has attained the age of 55, died or become disabled while employed by the Corporation, shall be deemed to have terminated their employment pursuant to Paragraph 7(b), and shall continue to be Participants under the Plan in accordance with that paragraph.


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             (e) The Committee shall be authorized to make all determinations and calculations required by this Paragraph 7, including any determinations necessary to establish the reason for terminations of employment for purposes of the Plan, which determinations and calculations shall be conclusive and binding on any affected Participants and estates.

         8.  Additional Requirements

         No Options granted pursuant to the Plan shall be exercisable or realized in whole or in part, and the Corporation shall not be obligated to sell, distribute or issue any shares subject to any such Option, if such exercise and/or sale would, in the opinion of counsel for the Corporation, violate the Securities Act of 1933, as amended (or other federal or state statutes, or foreign statutes having similar requirements), or exceed daily volume limitations imposed by the Corporation from time to time on sales of Common Stock. Each Option shall be subject to the further requirement that, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares relating or subject to such Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the distribution or the issue of shares thereunder, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

         A Participant's interest in Options granted under this Plan may be subject to restrictions or other special rules as to grant, exercise, resale or other disposition and to such other provisions as may be appropriate to comply with federal, state and/or foreign securities and other applicable laws and stock exchange requirements, and the grant or exercise of any Option or entitlement to payment thereunder may be contingent upon receipt from the Participant (or any other person permitted by this Plan to exercise any Option or receive any distribution hereunder) of a representation that at the time of such exercise it is his or her then present intention to acquire the shares being distributed for investment and not for resale.

         9.  NONTRANSFERABILITY

         Options granted under this Plan to a Participant shall be nonassignable and shall not be transferable by him or her otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the employee's lifetime, only by the employee or the employee's guardian or legal representative.

         10. DISCLAIMER OF RIGHTS

         No provision in the Plan or any Options granted pursuant to the Plan shall be construed to confer upon the Participant any right to be employed by the Corporation or by any Subsidiary Corporation, or to interfere in any way with the right and authority of the Corporation or any Subsidiary Corporation either to increase or decrease the compensation of the Participant at any time, or to terminate any relationship of employment between the Participant and the Corporation or any of its Subsidiary Corporations.


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



         Participants under the Plan shall have none of the rights of a stockholder of the Corporation with respect to shares subject to Options, unless and until such shares have been issued to him or her.

         11. STOCK ADJUSTMENTS

         In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock of rights or warrants to purchase securities of the Corporation shall be made, then there shall be substituted for or added to each share available under and subject to the Plan as provided in Paragraph 2 hereof, and each share theretofore appropriated or thereafter subject or which may become subject to Options, under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding options also shall be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Options granted under the Plan, such adjustments shall be made in accordance with such determination.

         No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

         12. TAXES

         The Corporation shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares of Common Stock deliverable under the Plan. The person entitled to any such delivery upon the exercise of an Option may, by notice to the Corporation, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, or by delivery of shares of stock already owned by the Participant, with the amount of shares subject to such reduction or delivery to be calculated based on the Fair Market Value of such shares on the date of such taxable event.

         13. EFFECTIVE DATE AND TERMINATION OF PLAN

         The Plan shall become effective upon adoption by the Board. The Board at any time may terminate the Plan, but such termination shall not alter or impair any of the rights or obligations under any grant of Options theretofore made under the Plan unless the affected Participant shall so consent.


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         14. APPLICATION OF FUNDS

         The proceeds received by the Corporation from the sale of capital stock pursuant to Options will be used for general corporate purposes.

         15. NO OBLIGATION TO EXERCISE OPTION

         The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

         16. AMENDMENT

         The Board, by majority vote at any time and from time to time, may amend the Plan in such respects as it shall deem advisable, to conform to any change in any applicable law or in any other respect.

         IN WITNESS WHEREOF, the Corporation has caused this Broad Based Stock Option Plan to be amended and restated as of the 19th day of August, 2002.

                            HERSHEY FOODS CORPORATION


                           By: /s/ Marcella K. Arline
                               ----------------------
                               Marcella K. Arline,
                               Vice President, Human Resources



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